This presentation includes forward-looking statements which reflect the Company’s current views with respect to future events and financial performance, but involve uncertainties that could significantly impact results. The Private Securities Litigation Reform Act of 1995 provides a “safe harbor” for such forward-looking statements.

Company Profile
• Leading niche-oriented global provider of solutions and
 products for product recovery, pollution control, and fluid handling applications
• Diverse, synergistic product offering
• Strong global brand recognition
• Approximately 40% of sales derived from recurring parts
 and consumables sales
NYSE: MPR
Met-Pro: Protecting our environment while serving
business and industry around the world

Investment Highlights
• Provider of green technologies for:
 – Air
 – Water
• Market leader in numerous niche-markets
• Strong balance sheet
 – High cash balance
 – Low debt
• Strong cash flows from operating activities
• Flexible manufacturing strategy
 – Minimizes growth constraints
 – Increases global sales competitiveness
 – Reduces risks during down turns
• Experienced management team
• Dividend paid for 35 consecutive years

Continuous Improvement
• Created Met-Pro Environmental Air Solutions
 – Consolidation of Duall, Flex-Kleen and Systems business units
• Established Met-Pro Industrial Services, Inc.
• Efficiency improvements and lower costs realized through:
 – “Lean” enterprise initiative
 – Global sourcing
 – More effective logistics
 – Flexible manufacturing strategy
 – Value engineering
 – Disciplined cost management
• Increased global sales coverage
• Invested in research and development
 – Producing new products
 – Improving existing products

Businesses
Product Recovery/
Pollution Control
44.8%
Filtration/
Purification
12.7%
Fluid Handling
30.6%

International
• Rapid industrialization
 of international markets
 represents significant
 growth opportunity

FYE 2010

$19.6 Million

24.5%
International
Sales
75.5%
U.S. Sales
Europe
32.0%
Asia
20.6%
Canada
21.0%
Africa &
Middle East
13.0%
Other
13.4%

Customers & Major Markets

• Over 8,000 active customers
 – Well-diversified cross-section
 of industries including
 Fortune 1000 companies
• Major markets include:
 – Pharmaceutical
 – Chemical/petrochemical
 – Food processing
 – Metal finishing
 – Saltwater aquariums
 – Refinery
 – Semiconductor/electronics
 – Municipalities
 – Universities
 – Hospitals/public health
 – Government facilities
No One Customer Accounts for
More Than 10% of Met-Pro’s Business

Products from Single Units…

Mefiag Filter System
Fybroc FRP Pumps
Strobic Air Patented
Tri-Stack™ Fan
Dean
Metallic Pumps
Sethco
Thermoplastic
Pumps
Keystone
Custom Filter Cartridges
Pristine Water
Treatment Chemicals

…to Large, Complex Systems

Dean High
Temperature Pumps
Fybroc FRP Pumps
Mefiag Filter Systems
Duall Multi Component
Hot Gas Scrubber System
Flex-Kleen
Dust Collectors
Systems Rotary
Concentrator and
Recuperative
Thermal Oxidizer
Strobic Air Patented
Tri-Stack™ Fans

Growth Drivers
• Global growth of “green”
 manufacturing processes
 – Reduce costs
 – Reduce energy
 – Improve manufacturing performance
 – Meet increasing regulatory requirements
• Focus on niche markets
 – Limited competition
 – International brand recognition
• MRO, upgrade and retro-fit opportunities
 from expanding installed base
• New markets
 – Geographic expansion
 – New product introductions
 – Acquisitions and/or technology licensing

Strategy

• Capitalize on global niche-oriented growth
 opportunities through:
 – Strong customer focus
 – Geographic expansion
 – New product introductions
 – Accretive acquisitions, technology licensing and
 strategic business partnerships
 – Leveraging existing relationships to maximize
 penetration of Met-Pro products
 – Optimization of synergies within Met-Pro

Margin Improvement Strategy

• Continue to expand margins through:
 – Pricing power
 – Single source solutions
 – Global sourcing
 – Volume discounts
 – Consolidation
 – Leveraged operating expenses
 – Improved project execution
 – Lean enterprise/continuous improvement
 – Disciplined cost management

Financial Highlights

For FYE 1/31
	2010	2009
Net Sales	$80.1	$103.4
Gross Profit %
S, G & A	$20.9	$22.0
Operating Income	$6.5	$14.1
Net Income	$4.4	$9.9
Diluted EPS	$0.30	$0.65
Cash Flows from Operating Activities	$15.6	$12.1
34.2%
34.9%
(in 000’s, except per share amounts)

Cash Flows from Operating Activities

For FYE 1/31
$3.9
$9.9
$12.1
$15.6

First Quarter - FYE 2011

Ended 4/30
	2010	2009
Net Sales
Net Income
Diluted EPS
Millions ($)
$19.6
1.0
0.07
$22.3
1.4
0.10
$
$
$
$

Strong Financial Condition

4/30/2010
Cash
Total Assets
Total Debt
Shareholders’ Equity
Millions ($)
32.5
$106.2
4.1
81.5
$2.21
per share
Debt to Equity
Ratio = 4.8%
$
$
$

35 Straight Years of Dividends

For FYE 1/31
$.191
$.207
$.230
$.240

Summary